EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 33-85972, 33-85960, 33-85956, 33-79176, 33-71772, 333-3236, 333-3068 and 333-3066.




                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 19, 1997